Note 5 - Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2017
Notes Tables
Property, Plant and Equipment [Table Text Block]
	As of December 31,
	2016	2017
	RMB	RMB
Building	12,317	12,317
Office equipment, furniture and fixtures	129,915	119,478
Motor vehicles	23,774	10,443
Leasehold improvements	13,146	6,192
Total	179,152	148,430
Less: Accumulated depreciation	(147,814)	(122,355)
Property, plant and equipment, net	31,338	26,075